EXHIBIT 10.7

FIRST AMENDMENT TO DOMAIN NAME PURCHASE AGREEMENT

This First Amendment to Domain Name Purchase Agreement (this “Agreement”) is entered into effective October 25, 2012 (the “Closing Date”) by and between Domain Holdings, Inc., an Alberta corporation (the “Seller”) and SearchCore, Inc., a Nevada corporation (the “Buyer”).  Each of the Seller and the Buyer may be referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, on or about August 7, 2012, the Parties entered into that certain Domain Name Purchase Agreement (the “Original Agreement”) whereby Seller sold and Buyer purchased the domain names known as www.rodeo.com and www.karate.com (the “Domain Names”), a copy of which is attached hereto as Exhibit A;

WHEREAS, the Parties desire to amend the Original Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties agree as follows:

AGREEMENT

1.	The Parties hereby amend and restate Section 2 of the Original Agreement as follows:

“a.
The purchase price for the Domain Names shall be Five Hundred Thousand Dollars ($500,000.00) (the “Purchase Price”), payable in the form of a Non-Recourse Secured Promissory Note (the “Note”) in favor of Seller, in the form and substance substantially as set forth in Exhibit A attached hereto, with payments as follows:

i.	Purchaser shall pay Seller Fifty Thousand Dollars ($50,000) on August 15, 2012;

ii.	Purchaser shall pay Seller Fifty Thousand Dollars ($50,000) on November 1, 2012;

iii.
The remaining balance of Four Hundred Thousand Dollars ($400,000) shall be paid in eighteen (18) equal monthly installments of Twenty Two Thousand Two Hundred and Twenty Two Dollars ($22,222) beginning on June 1, 2013.”

2.
The Parties shall, simultaneous with the execution of this Agreement, execute a First Amendment to Non-Recourse Secured Promissory Note (the “Note Amendment”), a copy of which is attached hereto as Exhibit B.

3.	Other than as set forth herein, the terms and conditions of the Original Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

“Seller”	“Buyer”

Domain Holdings, Inc.,	SearchCore, Inc.,
an Alberta corporation	a Nevada corporation

/s/ David Jeffs	/s/ James Pakulis
By: David Jeffs	By: James Pakulis
Its: Chief Executive Officer	Its: Chief Executive Officer

Exhibit A

Original Agreement

Exhibit B

Note Amendment